Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appoints each of Cody L. Franklin, Andrew C. Goldberg, and Lance J.T. Schumacher signing singly and not jointly, his true and lawful attorney in fact to:

(1) execute for and on behalf of the undersigned, in his capacity as an officer, director or ten percent stockholder of Clarivate Plc (the "Issuer"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4, or 5 and timely file such form with the United States Securities and Exchange
Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

The undersigned hereby grants to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Issuer assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to his holdings of and transactions in securities issued by the Issuer, unless earlier revoked by him in a signed writing delivered to the foregoing attorneys in fact.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this
30th day of December 2020.

Green Equity Investors VII, L.P.
By: GEI Capital VII, LLC, its general partner

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

Green Equity Investors Side VII, L.P.
By: GEI Capital VII, LLC, its general partner

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

Capri Coinvest LP
By: Peridot Coinvest Manager LLC, its manager

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

Capri Acquisitions Topco Ltd

By: /s/ Andrew Goldberg
Andrew Goldberg
Secretary

GEI VII Capri Holdings, LLC
By: Peridot Coinvest Manager LLC, its manager

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

LGP Associates VII-A LLC
By: Peridot Coinvest Manager LLC, its manager

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

LGP Associates VII-B LLC
By: Peridot Coinvest Manager LLC, its manager

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

GEI VII Capri AIV, L.P.
By: GEI Capital VII, LLC, its general partner

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

GEI Capri VII, LLC

By: /s/ Andrew Goldberg
Vice President, General Counsel and Secretary

GEI Capital VII, LLC

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

Leonard Green & Partners, L.P.
By: LGP Management, Inc., its general partner

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

LGP Management, Inc.

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary

Peridot Coinvest Manager LLC

By: /s/ Andrew Goldberg
Andrew Goldberg
Vice President, General Counsel and Secretary